SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	August 10, 2004

FRESH BRANDS, INC
(Exact name of registrant as specified in its charter)

Wisconsin	000-32825	39-2019963
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

2215 Union Avenue, Sheboygan, Wisconsin 53081
(Address of principal executive offices, including zip code)

(920)457-4433
(Registrant's telephone number)

Item 12. Results of Operation and Financial Condition.

        On August 10, 2004, Fresh Brands issued a press release announcing its financial results for its most recently ended fiscal quarter. A copy of the Company’s press release is being furnished as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH BRANDS, INC.
Date: August 10, 2004	By: /s/ John H. Dahly
John H. Dahly, Chief Financial Officer